                                                                    Exhibit 99.1


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2
                          Distribution Date: 12/15/2004

Section 5.2 - Supplement                                            Class A        Class B        Collateral          Total
----------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)      Monthly Interest Distributed                            2,740,833.33     160,416.67      103,541.67        3,004,791.67
          Deficiency Amounts                                              0.00           0.00                                0.00
          Additional Interest                                             0.00           0.00                                0.00
          Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)     Collections of Principal Receivables                   82,273,718.20   4,674,643.08    6,544,500.31       93,492,861.59

(iv)      Collections of Finance
          Charge Receivables                                      7,025,892.13     399,198.42      558,877.78        7,983,968.33

(v)       Aggregate Amount of
          Principal Receivables                                                                                 34,106,298,952.71

                                           Investor Interest    550,000,000.00  31,250,000.00   43,750,000.00      625,000,000.00
                                           Adjusted Interest    550,000,000.00  31,250,000.00   43,750,000.00      625,000,000.00

                                               Series
          Floating Investor Percentage                 1.83%            88.00%          5.00%           7.00%             100.00%
          Fixed Investor Percentage                    1.83%            88.00%          5.00%           7.00%             100.00%

(vi)      Receivables Delinquent
           (As % of Total Receivables)
                       Current                                                                                             95.37%
                       30 to 59 days                                                                                        1.48%
                       60 to 89 days                                                                                        0.97%
                       90 or more days                                                                                      2.18%
                                                                                                               -------------------
                                        Total Receivables                                                                 100.00%

(vii)     Investor Default Amount                                 2,971,485.85     168,834.42      236,368.19        3,376,688.47

(viii)    Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)      Reimbursed Investor
          Charge-Offs/Reductions                                          0.00           0.00            0.00                0.00

(x)       Net Servicing Fee                                         458,333.33      26,041.67       36,458.33          520,833.33

(xi)      Portfolio Yield (Net of
          Defaulted Receivables)                                                                                            9.10%

(xii)     Portfolio Supplemented Yield                                                                                      9.10%

(xiii)    Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiv)     Closing Investor Interest
          (Class A Adjusted)                                    550,000,000.00  31,250,000.00   43,750,000.00      625,000,000.00

(xv)      LIBOR                                                                                                          2.09000%

(xvi)     Principal Funding Account Balance                                                                                  0.00

(xvii)    Accumulation Shortfall                                                                                             0.00

(xviii)   Principal Funding Investment Proceeds                                                                              0.00

(xix)     Principal Investment Funding Shortfall                                                                             0.00

(xx)      Available Funds                                         6,567,558.80     373,156.75      522,419.45        7,463,135.00

(xxi)     Certificate Rate                                            5.98000%       6.16000%        2.84000%



          By:
                  ----------------------------------------------
          Name:   Patricia M. Garvey
          Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3
                          Distribution Date: 12/15/2004

Section 5.2 - Supplement                                              Class A        Class B        Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                     0.00           0.00             0.00               0.00

(ii)      Monthly Interest Distributed                              2,434,132.89     141,813.47        77,561.44       2,653,507.80
          Deficiency Amounts                                                0.00           0.00                                0.00
          Additional Interest                                               0.00           0.00                                0.00
          Accrued and Unpaid Interest                                                                       0.00               0.00

(iii)     Collections of Principal
          Receivables                                              61,627,951.35   3,501,569.45     4,902,382.84      70,031,903.65

(iv)      Collections of Finance
          Charge Receivables                                        5,262,814.76     299,021.97       418,646.61       5,980,483.34

(v)       Aggregate Amount of
          Principal Receivables                                                                                   34,106,298,952.71

                                            Investor Interest     411,983,000.00  23,408,000.00    32,772,440.86     468,163,440.86
                                            Adjusted Interest     411,983,000.00  23,408,000.00    32,772,440.86     468,163,440.86

                                                Series
          Floating Investor Percentage                1.37%               88.00%          5.00%            7.00%            100.00%
          Fixed Investor Percentage                   1.37%               88.00%          5.00%            7.00%            100.00%

(vi)      Receivables Delinquent
          (As % of Total Receivables)
                       Current                                                                                               95.37%
                       30 to 59 days                                                                                          1.48%
                       60 to 89 days                                                                                          0.97%
                       90 or more days                                                                                        2.18%
                                                                                                                  ------------------
                                            Total Receivables                                                               100.00%

(vii)     Investor Default Amount                                   2,225,821.19     126,466.44       177,059.72       2,529,347.35

(viii)    Investor Charge-Offs                                              0.00           0.00             0.00               0.00

(ix)      Reimbursed Investor
          Charge-Offs/Reductions                                            0.00           0.00             0.00               0.00

(x)       Net Servicing Fee                                           343,319.17      19,506.67        27,310.37         390,136.20

(xi)      Portfolio Yield
          (Net of Defaulted Receivables)                                                                                      9.10%

(xii)     Portfolio Supplemented Yield                                                                                        9.61%

(xiii)    Reallocated Monthly Principal                                                    0.00             0.00               0.00

(xiv)     Closing Investor Interest
          (Class A Adjusted)                                      411,983,000.00  23,408,000.00    32,772,440.86     468,163,440.86

(xv)      LIBOR                                                                                                            2.09000%

(xvi)     Principal Funding
          Account Balance                                                                                                      0.00

(xvii)    Accumulation Shortfall                                                                                               0.00

(xviii)   Principal Funding
          Investment Proceeds                                                                                                 0.00

(xix)     Principal Investment
          Funding Shortfall                                                                                                   0.00

(xx)      Available Funds                                           4,919,495.59     279,515.30       391,336.24       5,590,347.13

(xxi)     Certificate Rate                                              7.09000%       7.27000%         2.84000%



          By:
                  ---------------------
          Name:   Patricia M. Garvey
          Title:  Vice President